                                                                   Exhibit 10.13


                               AMENDMENT NUMBER 1
                                       TO
                              WILLBROS GROUP, INC.
                               DIRECTOR STOCK PLAN


         1. Introduction. On April 16, 1996, the Board of Directors of Willbros Group, Inc. (the "Company") adopted, and on May 21, 1996, the stockholders of the Company approved, the Willbros Group, Inc. Director Stock Plan (the "Plan").

                  The Plan provides for the automatic grant of non-qualified stock options to "Eligible Directors" (i.e., non-employee directors) of the Company. For purposes of the Plan, an "Eligible Director" means each member of the Board who, on the date an option is granted under the Plan, is not a salaried officer or employee of the Company or any of its subsidiaries.

         2. Purpose. The sole purpose of this Amendment is to clarify under the terms of the Plan when a director who is an employee of the Company who later ceases to be a salaried officer or employee of the Company or any of its subsidiaries becomes eligible as a non-employee director of the Company to receive options under the Plan.

         3. Amendment. In Section 2 of the Plan, the definition of "Initial Grant Date" is deleted and the following definition of "Initial Grant Date" is substituted therefor:

                  "'Initial Grant Date' means (a) the Initial Public Offering Date, or (b) if later, (i) the date an Eligible Director is initially elected or appointed to the Board or (ii) the date on which a member of the Board who is not an Eligible Director initially becomes an Eligible Director."

         4. No Change. Except as specifically set forth herein, this Amendment does not change the terms of the Plan.

         5. Effective Date. This Amendment shall take effect and be adopted as of January 1, 2002.

         Executed as of the 1st day of January, 2002.

ATTEST:                                   WILLBROS GROUP, INC.


 /s/  Dennis G. Berryhill                 By:  /s/  Larry J. Bump
-----------------------------------          -----------------------------------
Dennis G. Berryhill                            Larry J. Bump
Secretary                                      Chairman of the Board and
                                                  Chief Executive Officer